AGREEMENT FOR FINANCIAL COMMUNICATION SERVICES

         THIS AGREEMENT is entered into on this 23rd day of May, 2000, by and between Tradeway Consulting, Inc. (hereinafter "TW"), with its principal place of business at 8253 W. Thunderbird Road, Suite 105, Peoria, Arizona 85381, and BrowseSafe.com (hereinafter "Client"), with its principal place of business at 7202 E. 87th Street, Indianapolis, Indiana, hereinafter Client and TW are referred to collectively as "Parties" and singularly as "Party."

         WHEREAS, the Parties desire to set forth the terms and conditions under which the said services shall be performed.

         NOW, THEREFORE, in consideration of these promises of the mutual covenants herein, the Parties hereto agree as follows:

                                    ARTICLE I

                                Scope of Services

         TW will assist the Client on a non-exclusive basis to develop, implement, and maintain an ongoing market awareness program.

                                   ARTICLE II

                              Period of Performance

         The period of performance under this Agreement shall be a period of six months from the Effective Date of said Agreement (Article X).

                                   ARTICLE III

                            Contractual Relationship

         In performing the services under this Agreement, TW shall operate as, and have the status of, an independent contractor. The Client and TW will be mutually responsible for determining the means and the method for performing the services described in Article I above.

                                   ARTICLE IV

                                  Compensation

         As full consideration for the performance of services herein, the Client shall pay TW compensation as follows:

(a) Fee: A total of 200,000 shares of Client's stock, payable on the effective date, as set forth in Article X herein.

(b) 40,000 shares to be registered in the pending registration, 160,000 shares to be 144 restricted.

                                    ARTICLE V

                               Client Information

         Since TW must at all times rely upon the accuracy and completeness of information supplied to it by the Client's officers, directors, agents and employees, the Client agrees to indemnify, hold harmless, and defend TW, its officers, agents and employees at the Client's expense, in any proceeding or suit which may arise out of and/or due to any inaccuracy or incompleteness of such material supplied by the Client to TW.

                                   ARTICLE VI

                        Protection of Proprietary Rights

         TW agrees that all information disclosed to it about the Client's products, processes and services are the sole property of the Client and it will not assert any rights to any confidential or proprietary information or material, nor will it directly or indirectly, except as required in the conduct of its duties under the Agreement, disseminate or disclose any such confidential information.

                                   ARTICLE VII

                           Representative and Notices

         Notices provided for hereunder shall be in writing and may be served personally to the Client's Representative and TW's representative at their respective places of business or by registered mail to the address of each Party as first set forth hereinabove or may be transmitted by facsimile transmission to the respective FAX numbers of record.

                                  ARTICLE VIII

                        Arbitration/Jurisdiction of Court

         Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in the County of Maricopa, Arizona, in accordance with the rules of the American Arbitration Association there in effect, except that the parties thereto shall have any right to discovery as would be permitted by the Federal Rules of Civil Procedure and the prevailing Party shall be entitled to actual costs and actual attorneys' fees from arbitration or any other civil action. Judgment upon the award rendered therein may be entered in any Court having jurisdiction thereof. Jurisdiction for any legal action is stipulated between the Parties to lie in the County of Maricopa, Arizona.

                                   ARTICLE IX

                                  Miscellaneous

         This Agreement constitutes the entire agreement between the Client and TW relating to providing financial relations services. It supersedes all prior or contemporaneous communications, representations or agreements, whether oral or written, with respect to the subject matter hereof and has been induced by no representations, statements or agreements other than those herein expressed. No agreement hereafter made between the Parties shall be binding on either Party unless reduced to writing and signed by an authorized officer of the Party bound thereby.

                                    ARTICLE X

                                 Indemnification

         Notwithstanding anything to the contrary set forth in this Agreement, TW hereby agrees that it will comply with all applicable rules and regulations of the Securities Act of 1933 (the "Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act"), including, without limitation, the anti-fraud and anti-manipulation requirements of Section 10(b) of the Exchange Act. In addition to the above, (i) in any period during which BrowseSafe is contemplating a public offering of its securities and a corresponding filing of a Registration Statement with the Securities and Exchange Commission, (ii) during the waiting period between the filing of such Registration Statement and its effectiveness, and (iii) during any post-effective period before the offering is complete and the prospectus delivery requirements have terminated, TW agrees to comply strictly with the standards set forth in Securities Act Rule 135 and 134, as applicable, and the standards allowing "free writing" during the post-effective period as set forth in the Securities Act and interpretations thereof. In this regard, we have provided you with several pages from the Corporate Communications Handbook by Messrs. Walton and Seghetti, which outline in a general form these rules and requirements. By supplying this information to you, BrowseSafe is not undertaking any further responsibility to counsel TW about its duties and responsibilities under the securities laws, and TW should consult its own legal counsel with respect to liabilities under these laws. Further, TW agrees to indemnify BrowseSafe, its directors, officers, employees and agents, against any claims, damages, liabilities or losses directly resulting from the violations of any securities laws, rules or regulations by TW.

                                   ARTICLE XI

                                 Effective Date

         Effective Date shall be the date of TW's receipt of the Client compensation in Article IV above.

         This Agreement shall in all respects be interpreted and construed, and the rights of the Parties hereto shall be governed by the laws of the State of Arizona.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by duly authorized officers.

         BROWSESAFE.COM                              TRADEWAY CONSULTING, INC.


By: /s/ Mark Smith                                   By: /s/ Robert Millstone
  ----------------------------------                   ------------------------
     Mark Smith, President/CEO                      Robert Millstone, President

Date:    5-23-00                                     Date:      5-31-2000
      ----------------                                       ----------------

                         SECURITIES BORROWING AGREEMENT

LOS ANGELES, CALIFORNIA
June 7, 2000

Debtor: Robert Millstone and Tradeway Consulting, Inc., both jointly and severally, located at 8253 W. Thunderbird Road, Suite 105, Peoria, Arizona 85381, Tel.: (623) 334-8800; Fax: (623) 334-8882.

Lender:  Banque Internationale A Luxembourg, for the account of A. Balanzategni.

         1. Borrowing. In consideration for the borrowing by Debtor of 40,000 shares of common stock of BrowseSafe.com, Inc., copies of each stock certificate and/or proof of transfer to Debtor or assignee attached hereto and made a part hereof, the Debtor promises to return to Lender the same number of shares of the aforementioned securities upon the termination of this Agreement. In the event Debtor is unable to return all or a portion of the securities borrowed, Debtor shall be liable for the damages which shall be calculated as the number of shares not returned multiplied by the closing bid price per share of the securities on the date of termination.

     2. Interest. Debtor shall pay Lender interest at 8% per annum based on a securities value of $80,000.00 (40,000 x $2.00) at the time of borrowing. Such interest shall be payable upon termination of this Agreement.

     3. Collection Costs. Debtor agrees to pay the actual expenditures made in any attempt to collect the amount due pursuant to this Note.

     4. Attorneys' Fees. Debtor agrees that if any legal action is necessary to enforce or collect under this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees in addition to any other relief to which that party may be entitled.

     5. Law and Venue. California law shall apply to this agreement and the forum shall be the American Arbitration Association downtown Los Angeles, California, office.

         6. Termination. This Agreement shall terminate 30 days after the completion of an SB-2 registration which contains 40,000 shares in the name of Robert Millstone, or Tradeway Consulting, Inc. Upon termination the accrued interest and the securities will be tendered to Lender or Lender's authorized agent at Lender's instruction.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date hereinabove.

DEBTOR:                                      DEBTOR:  Tradeway Consulting, Inc.


-------------------------------------       By:---------------------------------
Robert Millstone, individually                   Robert Millstone, President